HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

DATE:	September 28, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	HSBC BANK USA, NATIONAL ASSOCIATION
452 Fifth Avenue
New York, NY 10018
("Party A")

RE:	Interest Rate Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of September 28, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	September 25, 2007

Effective Date:	October 25, 2007

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Termination Date:	September 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on November 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on November 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
USD 111,000; Party A shall pay to Party B the Floating Rate Payer Upfront Payment on or prior to September 28, 2007. This payment is included in the net amount of USD 16,000 payable to Party A by Lehman Brothers Holdings Inc. (on behalf of Party B) under confirmation Ref. No. 487237hn between Party A and Party B of even date herewith.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	HSBC Bank USA, National Association ABA # 021-001-088 For credit to Department 299 A/C: 000-04929-8 HSBC Derivative Products Group

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-18N Attn: J. Byrnes

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to 212 525 5517 to the attention of Christian McGreevy:

Fax Number : 212 525 5517
Telephone Number : 212 525 8710

HSBC BANK USA, NATIONAL ASSOCIATION

By: ________________________________________      Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

By: ________________________________________      Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

SCHEDULE A to the Confirmation dated as of September 28, 2007

Re: Reference Number 487237hn

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
10/25/2007	11/25/2007	481,796,962.00	5.32
11/25/2007	12/25/2007	469,006,976.00	5.38
12/25/2007	1/25/2008	456,561,230.00	4.93
1/25/2008	2/25/2008	444,450,341.00	4.72
2/25/2008	3/25/2008	432,665,183.00	4.54
3/25/2008	4/25/2008	421,196,881.00	4.51
4/25/2008	5/25/2008	410,036,805.00	4.45
5/25/2008	6/25/2008	399,176,566.00	4.39
6/25/2008	7/25/2008	388,608,001.00	4.39
7/25/2008	8/25/2008	378,323,174.00	4.38
8/25/2008	9/25/2008	368,314,370.00	4.36
9/25/2008	10/25/2008	358,574,081.00	4.36
10/25/2008	11/25/2008	349,095,011.00	4.36
11/25/2008	12/25/2008	339,870,061.00	4.36
12/25/2008	1/25/2009	330,892,329.00	4.38
1/25/2009	2/25/2009	322,155,102.00	4.39
2/25/2009	3/25/2009	313,651,852.00	4.41
3/25/2009	4/25/2009	305,376,230.00	4.44
4/25/2009	5/25/2009	297,322,060.00	4.46
5/25/2009	6/25/2009	289,483,339.00	4.49
6/25/2009	7/25/2009	281,854,225.00	4.52
7/25/2009	8/25/2009	274,429,039.00	4.55
8/25/2009	9/25/2009	267,201,180.00	4.57
9/25/2009	10/25/2009	260,164,679.00	4.60
10/25/2009	11/25/2009	253,311,851.00	4.63
11/25/2009	12/25/2009	246,642,105.00	4.65
12/25/2009	1/25/2010	240,149,511.00	4.67
1/25/2010	2/25/2010	233,829,591.00	4.69
2/25/2010	3/25/2010	227,677,479.00	4.71
3/25/2010	4/25/2010	221,687,182.00	4.73
4/25/2010	5/25/2010	215,852,014.00	4.75
5/25/2010	6/25/2010	210,159,078.00	4.78
6/25/2010	7/25/2010	204,617,351.00	4.80
7/25/2010	8/25/2010	199,221,498.00	4.82
8/25/2010	9/25/2010	193,963,603.00	4.84
9/25/2010	10/25/2010	176,174,355.00	4.86
10/25/2010	11/25/2010	171,556,993.00	4.89
11/25/2010	12/25/2010	167,058,636.00	4.92
12/25/2010	1/25/2011	162,670,967.00	4.94
1/25/2011	2/25/2011	158,397,841.00	4.97
2/25/2011	3/25/2011	154,231,131.00	4.99
3/25/2011	4/25/2011	150,173,997.00	5.00
4/25/2011	5/25/2011	146,223,543.00	5.02
5/25/2011	6/25/2011	142,377,129.00	5.03
6/25/2011	7/25/2011	138,630,249.00	5.04
7/25/2011	8/25/2011	134,980,992.00	5.05
8/25/2011	9/25/2011	131,405,903.00	5.06
9/25/2011	10/25/2011	127,889,826.00	5.06

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
10/25/2011	11/25/2011	124,427,759.00	5.08
11/25/2011	12/25/2011	121,003,786.00	5.09
12/25/2011	1/25/2012	117,637,833.00	5.10
1/25/2012	2/25/2012	39,551,428.00	5.11
2/25/2012	3/25/2012	38,517,089.00	5.13
3/25/2012	4/25/2012	37,505,788.00	5.14
4/25/2012	5/25/2012	36,471,422.00	5.15
5/25/2012	6/25/2012	35,463,529.00	5.17
6/25/2012	7/25/2012	34,450,550.00	5.18
7/25/2012	8/25/2012	33,456,902.00	5.19
8/25/2012	9/25/2012	32,485,834.00	5.21